EX-99.B-77Q1(a)

                WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.

SUB-ITEM 77Q1  Exhibits
(a)

               Articles of Amendment filed by EDGAR on June 28, 2000, as Exhibit EX-99.B(a)ncartsup to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (incorporated by reference herein).